Exhibit 99.2

FOR IMMEDIATE RELEASE

Acceris Communications Inc. To Restate Financial Results

SAN DIEGO, CALIFORNIA, September 29, 2004 — Acceris Communications Inc. (OTCBB:ACRS) today announced that it will be restating its prior financial statements to correct for an error.

     Management has concluded that the accounting principles as set forth in Emerging Issues Task Force Issue No. 00-27 (“EITF 00-27”), regarding Beneficial Conversion Features (“BCF”), had not been properly applied in current and prior years to its convertible debentures issued in March 2001. The initial determination of the BCF in 2001 at the issue date was correct. However, adjustments to the number of shares and their conversion price were made under the debentures’ anti-dilution provisions. The various anti-dilution events and their respective impacts on the number of shares and the conversion price were disclosed in the Company’s previous public filings. However, the principles under EITF 00-27 also require a redetermination of the BCF at each date an anti-dilution event occurred. This redetermination was not completed in prior reporting periods. Additionally, the accumulation of unpaid interest costs on these same convertible debentures has been deemed to be interest paid in kind (“PIK”); such interest also contains a conversion feature which once assessed as PIK interest required the determination of a BCF. This determination was not made by the Company in its prior reportings.

     This matter was raised by the Company’s recently appointed independent auditors, BDO Seidman, LLP (“BDO”), in the course of their review of the Company’s prior public filings. After discussions among the Company’s management, BDO, and the Company’s prior auditors, PricewaterhouseCoopers, LLP (“PwC”), the Company’s management concluded that a correction of the prior accounting on this matter was required. The Company’s management brought the matter for consideration before the Audit Committee and the full Board of Directors of the Company. Having considered the circumstances underlying the accounting errors and their effects upon the Company’s prior filings, and having discussed the matter with the BDO and PwC representatives as well as the Company’s management, the Audit Committee concluded that the previously issued financial statements should not be relied upon and approved and authorized the Company’s management to amend certain previously filed public reports. Therefore, in connection with the foregoing, the Company’s management will shortly (i) file its Quarterly Report on Form 10-Q for the second fiscal quarter of 2004, and (ii) amend previously filed Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q for all fiscal years and quarters since the fourth quarter of 2002.

     The correction of these errors results in an increase in deemed interest expense and net loss, in all reporting periods from the fourth quarter of 2002 through the first quarter of 2004, and a reduction in reported liabilities and stockholders’ deficit in all reporting periods from the fourth quarter of 2002 through the first quarter of 2004. The effect of these errors, by reporting period, is detailed below.

     The Company has filed a Form 8-K with the Securities and Exchange Commission detailing the impact of this error and has also indicated that it expects to amend existing securities filings accordingly and to become current in its filings shortly.

     The Company urges investors not to rely on the financial information included in the Company’s prior public reports for the affected fiscal periods filed pursuant to the Securities Exchange Act of 1934, as amended, until it restates such financial information and files the affected public reports with the U.S. Securities and Exchange Commission.

Effect of the restatements on the consolidated statements of operations
(in thousands of dollars except per share amounts)
(per share information reported on a post 20:1 stock consolidation basis for all periods shown. Stock consolidation enacted in the fourth quarter of 2003)

	Three months	Three months	Three months	Three months	Three months	Three months
	ended	ended	ended	ended	ended	ended
	Dec. 31, 2002	March 31, 2003	June 30, 2003	Sept. 30, 2003	Dec. 31, 2003	March 31, 2004
Net income (loss) as currently reported on Form 10-K or 10-Q	$(11,117)	$(14,895)	$(3,713)	$(3,257)	$(4,456)	$594
Correction of EITF 00-27 errors	(301)	(902)	(1,089)	(1,337)	(1,779)	(1,801)
Net loss as expected to be reported on revised Form 10-K or 10-Q	$(11,418)	$(15,797)	$(4,802)	$(4,594)	$(6,235)	$(1,207)

Net income (loss) per share as currently reported on Form 10-K or 10-Q	$(1.92)	$(2.55)	$(0.64)	$(0.56)	$(0.44)	$0.03

Net loss per share as expected to be reported on revised Form 10-K or 10-Q	$(1.96)	$(2.71)	$(0.82)	$(0.79)	$(0.59)	$(0.06)

Effect of the restatements on the consolidated balance sheets
(in thousands of dollars)

	As at	As at	As at	As at	As at	As at
	Dec. 31, 2002	March 31, 2003	June 30, 2003	Sept. 30, 2003	Dec. 31, 2003	March 31, 2004
Notes payable to a related party:
As currently reported on Form 10-K or 10-Q	$30,058	$30,496	$30,985	$33,483	$35,073	$41,060
Correction of EITF 00-27 errors	(6,109)	(5,364)	(4,437)	(3,265)	(6,356)	(4,834)
As expected to be reported on revised Form 10-K or 10-Q	$23,949	$25,132	$26,548	$30,218	$28,717	$36,226

Additional paid-in capital:
As currently reported on Form 10-K or 10-Q	$129,553	$129,553	$129,618	$129,618	$171,115	$171,192
Correction of EITF 00-27 errors	6,410	6,567	6,729	6,894	11,764	12,043
As expected to be reported on revised Form 10-K or 10-Q	$135,963	$136,120	$136,347	$136,512	$182,879	$183,235

Accumulated deficit As currently reported on Form 10-K or 10-Q	$(194,301)	$(209,196)	$(212,909)	$(216,166)	$(220,622)	$(220,028)
Correction of EITF 00-27 errors	(301)	(1,203)	(2,292)	(3,629)	(5,408)	(7,209)
As expected to be reported on revised Form 10-K or 10-Q	$(194,602)	$(210,399)	$(215,201)	$(219,795)	$(226,030)	$(227,237)

Stockholders’ equity (deficit):
As currently reported on Form 10-K or 10-Q	$(63,925)	$(78,820)	$(82,468)	$(85,725)	$(49,309)	$(47,292)
Correction of EITF 00-27 errors	6,109	5,364	4,437	3,265	6,356	4,834
As expected to be reported on revised Form 10-K or 10-Q	$(57,816)	$(73,456)	$(78,031)	$(82,460)	$(42,953)	$(42,458)

About Acceris

Acceris is a broad based communications company serving residential, small and medium-sized business and large enterprise customers in the United States. A facilities-based carrier, it provides a range of products including local dial tone and 1+ domestic and international long distance voice services, as well as fully managed and fully integrated data and enhanced services. Acceris offers its communications products and services both directly and through a network of independent agents, primarily via multi-level marketing and commercial agent programs. Acceris also offers a proven network convergence solution for voice and data in Voice over Internet Protocol (“VoIP”) communications technology and holds two foundational patents in the VoIP space. For further information, please visit Acceris’ website at www.acceris.com.

Forward-Looking Statements

     This release contains certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act, as amended, that are based on management’s exercise of business judgment as well as assumptions made by and information currently available to management. When used in this document, the words “may,” “will,” “anticipate,” “believe,” “estimate,” “expect,” “intend” and words of similar import, are intended to identify any forward-looking statements. You should not place undue reliance on these forward-looking statements. These statements reflect our current view of future events and are subject to certain risks and uncertainties as noted in our securities and other regulatory filings. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, our actual results could differ materially from those anticipated in these forward-looking statements. We undertake no obligation and do not intend to update, revise or otherwise publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of any unanticipated events. Although we believe that our expectations are based on reasonable assumptions, we can give no assurance that our expectations will materialize. Many factors could cause actual results to differ materially from our forward-looking statements.

Contact:

Gary M. Clifford
Chief Financial Officer and VP of Finance
clifford@acceris.com
(416) 866-8170

David Silverman
Senior VP and General Counsel
david.silverman@acceris.com
(301) 365-3699